(BULL LOGO)
Merill Lynch Investment Managers


Semi-Annual Report
August 31, 2001


Senior High
Income
Portfolio, Inc.


www.mlim.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

Investment Approach
Senior High Income Portfolio, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds.


Market Review
The hoped-for high-yield rally that appeared to begin during the December 2000--January 2001 period faded by February. During the six months ended August 31, 2001, three months posted negative returns from the high-yield market. Despite this, retail investors returned to the high-yield market in 2001, with inflows totaling more than $8.5 billion through August 31, 2001, nearly offsetting the $10 billion in withdrawals we witnessed in 2000. Growth in demand for high-yield bonds by collateralized bond obligations (CBOs) continued to outpace that of mutual funds. We expect the pace of CBO introductions to be maintained in the short and medium term and continue to support high-yield issuance. We saw $60 billion in new bank loans brought to market year to date through July. Half of these transactions represented refinancing of existing deals. These refundings presented managers with unexpectedly high cash balances to be invested, which in turn had a moderately tightening effect on the new money loans.

A most noteworthy development in both the leveraged loan and high-yield markets was the sharp improvement in the terms of new transactions. We are seeing, for example, lower allowed leverage ratios with an attendant improvement in interest coverage ratios. With bank loans, investors are enjoying the benefits of more credible collateral packages and more formalized seniority positions. This tightening of credit terms is of course a reaction to the high default rates the market is experiencing. The Moody's Investors Service bond default rate rose to 9.9% at July 31, 2001. The good news in this is that the rate of increase in defaults has been slowing, and we expect that the default rate of the market in general will soon level off. A second reason to believe the default rate of the market in general is reaching its peak is that this rate is an extremely lagging indicator, basically reflecting the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. Empirically, we've gauged that it takes roughly 3.5 years for a bond issue to default. This again would suggest the market is near the top in default rates as this 1998 "vintage" works its way through the financial markets.

On the economic front, the Federal Reserve Board has repeatedly demonstrated its commitment to providing growth impetus to the market without spurring inflation by cutting the discount rate seven times through August 31, 2001.


Portfolio Performance
For the six months ended August 31, 2001, Senior High Income Portfolio, Inc. had a total return of -3.57%, based on a change in per share net asset value from $6.63 to $6.03, and assuming reinvestment of $0.361 per share income dividends. This compared to the -2.25% return for the Portfolio's unmanaged benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High-Yield Index and the CSFB Leveraged Loan Index Plus. For the six months ended August 31, 2001, the net annualized yield of the Portfolio's Common Stock was 11.89%.


Senior High Income Portfolio, Inc., August 31, 2001


The most important factor affecting the Portfolio's performance during the six-month period was the telecommunications sector, where the Portfolio was essentially market weight. We experienced pervasive weakness among the sector's companies, both wired and wireless. The industry was characterized by optimistic and aggressive growth strategies conceived in the late 1990s, which required massive capital expenditure programs. These were disproportionately debt-funded, including leveraged bank loans, high-yield bonds and extensive vendor financing. This was especially true for the wired sector, which has greater physical capital demands.
The telecommunications sector is presently characterized by a severe overcapacity situation exacerbated by technical advances that have improved efficiency of existing capacity. Accordingly, we believe this situation will take considerable time to correct itself and that the wired telecommunications sector in particular will continue to weigh upon the market.

Three specific non-telecommunications credits, which adversely impacted the Portfolio during the six-month period ended
August 31, 2001 were:

* Huntsman Corp.--We hold three positions in this company aggregating $9.9 million, which collectively lost $4.1 million in market value during the period. This commodity chemical producer has been at a serious cost disadvantage compared to Middle East ethylene manufacturers that enjoy cheaper energy feedstocks. Another situation weighing on this credit is a protracted series of discussions between the Huntsman family and an investor group led by a combination of Bain Capital and Blackstone who may be investing $600 million in the company.

* Spinnaker Industries Inc.--This small packaging company is in the midst of a restructuring, which includes sizable charges for facilities closings and inventory write-offs. As the magnitude of these write-offs became public, our $6 million bond position traded down from 50 to 5. We are in discussions with management and other bondholders on this credit. There have been no payment defaults to date.

* United Pan-Europe Communications NV--This European cable operator is highly leveraged because of debt-financed acquisitions. Revenue growth has fallen well behind expectations, impairing the company's debt service capability. Consequently, the price of our $5 million bond investment dropped sharply from 80.75 to 28 during the period. On August 14, 2001, it was reported that the president of the company resigned, presenting the prospect of greater involvement by John Malone, who, through Liberty Media Group and United Globalcom, essentially controls the company.

The following three credits made noteworthy contributions to the Portfolio's performance during the six-month period ended
August 31, 2001.

* Bridge Information Systems, Inc.--Our $3.7 million bank loan to Bridge rallied sharply from 13.6 to 57.5. Bridge, a premier provider of equity information and analytics, filed for Chapter 11 earlier in the year as it faced acquisition-related solvency concerns. Our agreement to sell the company to Reuters was cleared by the U.S. Department of Justice on August 30, 2001.

* Venture Holdings Trust--We hold two positions in this Tier 2 auto supplier aggregating $4 million, which appreciated $1.3 million during the period. The company manufactures interior and exterior plastic components for more than 150 auto models. Their broad product base and successful cost reduction programs have enabled the company to thrive in a very difficult environment.

* Majestic Star LLC--This Gary, Indiana-based casino's prospects improved markedly as a result of a Trump-related operation opening next door and the joint construction of a parking facility to service both casinos, which is expected to greatly enhance casino access. Our $5 million bond position climbed from 83 to 98.2.

At the end of the period, the Portfolio was 28.0% leveraged as a percent of total assets, having borrowed $127.2 million of its $190.0 million credit facility at an average rate of 4.77%. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)


Investment Activity
As we stated in our annual letter to shareholders discussing the year ended February 28, 2001, we have been focusing more attention on the bond component of the Portfolio, which is responsible for the majority of the deterioration in the Portfolio's net asset value. This includes shading the overall Portfolio slightly more to bonds, swapping shorter for longer-term bonds as well as bank debt for bonds. We are still selectively purchasing bonds with greater duration and greater attendant price convexity. Overall, the Portfolio remains very well diversified with nearly 200 issues across more than 40 industries.


Senior High Income Portfolio, Inc., August 31, 2001


In Conclusion
We believe that the Fund has the diversity and credit profile to weather the near-term economic uncertainty that the markets have faced since the tragic events of September 11. Furthermore, we are confident of the resiliency of the high-yield and leveraged loan markets in the medium-term and will continue to employ an opportunistic trading strategy.

We thank you for your continued investment in Senior High Income
Portfolio, Inc., and we look forward to reviewing our performance, outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



September 28, 2001



A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.


Senior High Income Portfolio, Inc., August 31, 2001


THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.


PROXY RESULTS

During the six-month period ended August 31, 2001, Senior High
Income Portfolio, Inc.'s shareholders voted on the following proposal.  The proposal was approved at a shareholders' meeting on
May 24, 2001.  The description of the proposal and number of shares voted are as follows:
                                                      Shares Voted     Shares Withheld
                                                           For           From Voting
1. To elect the Portfolio's
   Board of Directors:         Terry K. Glenn            47,736,393        2,733,790
                               Ronald W. Forbes          47,851,463        2,618,720
                               Cynthia A. Montgomery     47,783,208        2,686,975
                               Charles C. Reilly         47,775,854        2,694,329
                               Kevin A. Ryan             47,837,267        2,632,916
                               Roscoe S. Suddarth        47,785,370        2,684,813
                               Richard R. West           47,838,407        2,631,776
                               Edward D. Zinbarg         47,787,574        2,682,609


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Advertising--   NR*        NR*    $ 3,683,333 Petry Media, Term, due 3/31/2002+++                            $    2,486,250
0.8%

Air             NR*        NR*      1,253,571 Gemini Air Cargo, Term A, due 8/12/2005+++                          1,100,009
Transporta-
tion--0.3%

Aircraft &      BB         Ba2      1,975,400 Airplanes Pass Through Trust, 10.875% due 3/15/2012 (d)             1,066,716
Parts--0.3%

Amusement &                                   AMC Entertainment Inc.:
Recreational    CCC-       Caa3     1,275,000   9.50% due 3/15/2009 (b)                                           1,153,875
Services--      CCC-       Caa3       700,000   9.50% due 2/01/2011                                                 633,500
3.6%            B+         B1       4,000,000 Intrawest Corporation, 10.50% due 2/01/2010                         4,190,000
                NR*        NR*      4,000,000 Metro-Goldwyn-Mayer Co. (MGM), Term A, due 3/31/2005+++             3,940,000
                B-         B2       2,500,000 Riddell Sports, Inc., 10.50% due 7/15/2007                          1,787,500
                                                                                                             --------------
                                                                                                                 11,704,875

Apparel--1.1%                                 Arena Brands, Inc.:+++
                NR*        NR*      1,271,111   Revolving Credit, due 6/01/2002                                   1,194,844
                NR*        NR*        547,869   Term A, due 6/01/2002                                               514,997
                NR*        NR*      1,912,456   Term B, due 6/01/2002                                             1,797,709
                                                                                                             --------------
                                                                                                                  3,507,550

Automotive      NR*        NR*      4,000,000 Cambridge Industries Inc., 10.25% due 7/15/2007 (e)                   560,000
Equipment--     B+         B1       1,436,416 Citation Corporation, Term B, due 12/01/2007+++                     1,185,043
2.7%            BB-        Ba3      2,357,500 Collins & Aikman, Term A, due 12/31/2003+++                         2,333,925
                B-         Caa2       800,000 Hayes Lemmerz International Inc., 8.25% due 12/15/2008                488,000
                NR*        NR*      3,635,000 Key Plastics, Inc., 10.25% due 3/15/2007 (e)                              363
                B-         Caa1     1,875,000 Tenneco Automotive Inc., 11.625% due 10/15/2009                       928,125
                                              Venture Holdings Trust:
                B          B2       3,325,000   9.50% due 7/01/2005                                               2,759,750
                B-         B3         700,000   12% due 6/01/2009                                                   481,250
                                                                                                             --------------
                                                                                                                  8,736,456

Broadcast       CCC+       B2       2,875,000 Ackerley Group Inc., 9% due 1/15/2009                               2,501,250
Radio &         B-         B3       3,000,000 Allbritton Communications, 9.75% due 11/30/2007                     3,135,000
TV--6.5%        CC         B2       3,500,000 Benedek Broadcasting Corporation, Term B, due
                                              11/20/2007+++                                                       3,167,500
                NR*        NR*      3,184,020 Gocom Communications, Term B, due 12/31/2007+++                     3,104,420
                B-         B3       1,000,000 Nexstar Finance Inc. LLC, 12% due 4/01/2008                         1,035,000
                NR*        Caa1     5,000,000 ++Radio Unica Corp., 0/11.75% due 8/01/2002                         2,818,750
                B-         B3       3,775,000 Spanish Broadcasting System, 9.625% due 11/01/2009                  3,590,969
                B          B2       2,000,000 Young Broadcasting Inc., 9% due 1/15/2006                           1,885,000
                                                                                                             --------------
                                                                                                                 21,237,889

Building                                      Dal Tile International, Inc.:+++
Materials--     NR*        NR*        583,422   Revolving Credit, due 12/31/2002                                    579,776
1.5%            NR*        NR*        962,567   Term, due 12/31/2003                                                956,551
                B-         B3       3,150,000 Formica Corporation, 10.875% due 3/01/2009                          1,575,000
                                              Paint Sundry:+++
                NR*        NR*        886,076   Term, due 8/11/2008                                                 731,013
                NR*        NR*        523,975   Term B, due 8/11/2005                                               489,917
                NR*        NR*        436,198   Term C, due 8/11/2006                                               407,845
                                                                                                             --------------
                                                                                                                  4,740,102

Business        B          B2       2,000,000 Key3Media Group Inc., 11.25% due 6/15/2011                          1,830,000
Services--      B+         B+      10,835,294 Muzak, Term B, due 12/31/2006+++                                   10,428,971
3.8%                                                                                                         --------------
                                                                                                                 12,258,971


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Cable                                         CSC Holdings Inc.:
Television      BB+        Ba1    $   800,000   7.25% due 7/15/2008                                          $      800,334
Services--      BB+        Ba1      1,000,000   7.625% due 7/15/2018                                                940,622
16.1%                                         Century Cable LLC, Term:+++
                BB         Ba3      5,000,000   due 6/30/2009                                                     4,959,895
                BB         Ba3      3,000,000   due 12/31/2009                                                    2,983,875
                                              Charter Communications Holdings:
                B+         B2       2,500,000   8.625% due 4/01/2009                                              2,425,000
                B+         B2       5,000,000   10% due 4/01/2009                                                 5,187,500
                B+         B2       2,000,000   11.125% due 1/15/2011                                             2,160,000
                D          NR*      2,605,263 Classic Cable Inc., Term C, due 1/31/2008+++                        2,390,329
                CCC+       Caa1     1,672,000 ++Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008              1,254,000
                B          B3       3,000,000 Coaxial Communications/Phoenix, 10% due 8/15/2006                   3,000,000
                                              Echostar DBS Corporation:
                B+         B1         700,000   9.25% due 2/01/2006                                                 714,000
                B+         B1       3,275,000   9.375% due 2/01/2009                                              3,377,344
                BB+        Ba3      4,000,000 Insight Midwest, Term B, due 12/31/2009+++                          4,025,500
                NR*        NR*      3,750,000 Mallard Cablevision LLC, Term B, due 9/30/2008+++                   2,437,500
                B+         B2       2,000,000 MediaCom LLC, 9.50% due 1/15/2013 (b)                               2,020,000
                B-         Caa1     1,500,000 Multicanal SA, 10.50% due 4/15/2018                                   630,000
                                              Pegasus Media Communications Inc.:
                CCC+       B3         350,000   9.75% due 12/01/2006                                                315,000
                B+         B1       1,990,000   Term, due 4/30/2005+++                                            1,970,100
                NR*        NR*      1,575,000 Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)                    78,750
                                              Telewest Communications PLC:
                B          B2       5,000,000   9.625% due 10/01/2006                                             3,856,250
                B          B2       2,900,000   9.875% due 2/01/2010                                              2,247,500
                NR*        B1       3,180,000 UPC Financing Partnership, Term C, due 3/31/2009+++                 2,607,600
                                              United Pan-Europe Communications NV:
                B-         Caa1     3,000,000   ++10.875% due 8/01/2009                                             840,000
                B-         Caa1     5,000,000   11.25% due 2/01/2010                                              1,400,000
                                                                                                             --------------
                                                                                                                 52,621,099

Chemicals--     BBB-       Ba2      2,000,000 Equistar Chemicals LP, 8.75% due 2/15/2009                          1,885,840
5.6%                                          Huntsman Corp.:
                CCC+       Caa1     6,000,000   7.08% due 7/01/2007 (b)(h)                                        2,160,000
                CCC+       Caa1     2,000,000   9.50% due 7/01/2007 (b)                                             720,000
                BB-        Ba3      1,902,209   Term, due 12/31/2002+++                                           1,571,700
                                              Lyondell Petrochemical Co.:+++
                NR*        Ba3      1,347,610   Term B, due 6/30/2005                                             1,353,791
                NR*        Ba3      1,954,997   Term E, due 5/17/2006                                             1,986,592
                B          B3       2,750,000 Noveon Inc., 11% due 2/28/2011                                      2,818,750
                NR*        NR*      2,435,053 Pinnacle Polymers, Term B, due 12/31/2005+++                        2,431,401
                NR*        NR*      3,831,069 Vinings Industries, Term B, due 3/31/2005+++                        3,352,186
                                                                                                             --------------
                                                                                                                 18,280,260

Computer-       NR*        NR*      3,652,470 Bridge Information, Term B, due 5/29/2005+++ (e)                    2,100,170
Related
Products--
0.6%


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Consumer        B-         B3     $ 4,258,000 Albecca Inc., 10.75% due 8/15/2008                             $    4,279,290
Products--      BB+        Ba3      1,500,000 American Greetings, 11.75% due 7/15/2008                            1,440,000
4.0%            CCC+       Caa2     1,000,000 Evenflo Company Inc., 11.75% due 8/15/2006                            241,250
                B-         Caa2     1,050,000 Home Products International Inc., 9.625% due 5/15/2008                631,312
                B          B2         800,000 Playtex Products Inc., 9.375% due 6/01/2011                           824,000
                CCC+       B3       7,000,000 US Industries Inc., 7.125% due 10/15/2003                           5,810,000
                                                                                                             --------------
                                                                                                                 13,225,852

Educational     CCC-       Caa3     1,050,000 La Petite Academy/LPA Holdings, 10% due 5/15/2008                     714,000
Services--
0.2%

Electronics/    B-         B2       3,232,000 Advanced Glassfiber Yarn, 9.875% due 1/15/2009                      2,666,400
Electrical                                    Amkor Technology Inc.:
Components--    BB-        Ba3      3,000,000   9.25% due 5/01/2006                                               2,670,000
2.7%            BB-        Ba3      3,300,000   9.25% due 2/15/2008 (b)                                           2,887,500
                B          Caa2     1,000,000 High Voltage Engineering, 10.75% due 8/15/2004                        470,000
                                                                                                             --------------
                                                                                                                  8,693,900

Energy--6.9%    BB-        Ba3      2,000,000 Belco Oil & Gas Corp., 8.875% due 9/15/2007                         2,060,000
                B-         B3       2,500,000 Bellwether Exploration, 10.875% due 4/01/2007                       2,475,000
                CCC+       Caa1     1,000,000 Continental Resources, 10.25% due 8/01/2008                           870,000
                NR*        NR*      1,500,000 Dresser, Term B, due 4/10/2009+++                                   1,520,063
                BB-        B1         400,000 El Paso Energy Partners, 8.50% due 6/01/2011                          410,000
                B-         Caa1     1,500,000 Energy Corp. of America, 9.50% due 5/15/2007                        1,207,500
                CC         Ca       2,000,000 Kelly Oil & Gas Corp., 10.375% due 10/15/2006                       1,520,000
                B+         Ba3      3,675,000 Lone Star Technologies, 9% due 6/01/2011 (b)                        3,436,125
                B+         B1       3,000,000 Nuevo Energy Company, 9.50% due 6/01/2008                           2,947,500
                BBB        Baa2     3,000,000 PG&E National Energy Group, 10.375% due 5/16/2011 (f)               3,195,948
                                              WH Energy, Term B:+++
                NR*        NR*        498,750   due 4/16/2007                                                       499,997
                NR*        NR*      2,382,000   due 4/25/2007                                                     2,387,955
                                                                                                             --------------
                                                                                                                 22,530,088

Environmental   B+         B3       3,200,000 IT Group Inc., 11.25% due 4/01/2009                                 3,016,000
--0.9%

Financial       NR*        Ba3      4,000,000 Highland Legacy Limited Co., 9.929% due 6/01/2011 (b)(h)            3,940,000
Services--      NR*        NR*        500,000 Investcorp SA, Term, due 10/21/2008+++                                504,450
2.4%            NR*        Ba3      1,000,000 Pennant CBO Limited, 13.43% due 3/14/2011 (b)                         985,000
                                              SKM-Libertyview CBO Limited: (b)
                NR*        Baa2     1,500,000   8.71% due 4/10/2011                                               1,444,395
                NR*        Ba3      1,000,000   11.91% due 4/10/2011                                                879,062
                                                                                                             --------------
                                                                                                                  7,752,907

Food &          BB-        Ba3      1,000,000 Pilgrims Pride Corporation, 9.625% due 9/15/2011                    1,026,250
Kindred
Products--
0.3%

Forest          CCC+       Caa1     4,500,000 Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                  4,140,000
Products--      B+         B2         550,000 Millar Western Forest, 9.875% due 5/15/2008                           514,250
3.3%            BB+        Ba1      6,000,000 Tembec Finance Corporation, 9.875% due 9/30/2005                    6,217,500
                                                                                                             --------------
                                                                                                                 10,871,750


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Gaming--11.5%                                 Ameristar:+++
                B+         Ba3    $   941,185   Term B, due 12/20/2006                                        $     945,891
                B+         Ba3        806,730   Term C, due 12/20/2007                                              810,764
                BB-        Ba3      5,000,000 Boyd Gaming Corporation, 9.25% due 8/01/2009                        5,062,500
                                              Hollywood Park Inc.:
                B-         Caa1     5,275,000   9.25% due 2/15/2007                                               4,668,375
                B-         Caa1     2,000,000   9.50% due 8/01/2007                                               1,770,000
                                              Isle of Capri Casinos, Inc.:+++
                BB-        Ba2      3,160,000   Term B, due 3/01/2006                                             3,157,039
                BB-        Ba2      2,765,000   Term C, due 3/01/2007                                             2,762,409
                B          B2       5,000,000 Majestic Star LLC, 10.875% due 7/01/2006                            4,912,500
                BB+        Ba2      4,000,000 Park Place Entertainment, 8.125% due 5/15/2011                      3,970,000
                B          B2       3,850,000 Peninsula Gaming LLC, 12.25% due 7/01/2006 (i)                      3,777,813
                B-         B3       3,000,000 Penn National Gaming Inc., 11.125% due 3/01/2008                    3,127,500
                NR*        B1         497,494 Scientific Games, Term B, due 9/30/2007+++                            496,872
                B+         Ba3      1,000,000 Sun International Hotels, 8.875% due 8/15/2011 (b)                  1,000,000
                B-         B3       1,700,000 Trump Atlantic City Associates/Funding Inc., 11.25%
                                              due 5/01/2006                                                       1,241,000
                                                                                                             --------------
                                                                                                                 37,702,663

Health Care     BB-        Ba2      1,990,000 Davita Inc., Term B, due 3/31/2006+++                               2,008,656
Providers--     B+         Ba3      2,500,000 Fresenius Capital Trust, 7.875% due 6/15/2011                       2,500,000
3.9%            B+         B1       4,740,563 Iasis Healthcare Corp., Term B, due 9/30/2006+++                    4,735,059
                NR*        NR*      3,000,000 Integrated Health Services, Inc., 9.50% due 9/15/2007 (e)                  30
                B-         B3       3,350,000 Vanguard Health Systems, 9.75% due 8/01/2011 (b)                    3,454,687
                                                                                                             --------------
                                                                                                                 12,698,432

Hotels &        B          B2       6,000,000 Extended Stay America, 9.15% due 3/15/2008                          5,760,000
Motels--                                      HMH Properties, Inc.:
7.8%            BB         Ba2      1,075,000   7.875% due 8/01/2008                                              1,053,500
                BB         Ba2      1,600,000   8.45% due 12/01/2008                                              1,612,000
                B-         Caa2     4,520,000 Lodgian Financing Corp., 12.25% due 7/15/2009                       2,621,600
                BB         Ba2      3,000,000 Prime Hospitality Corporation, 9.25% due 1/15/2006                  3,067,500
                                              Wyndam International:+++
                NR*        NR*      1,569,231   Increasing Rate Term, due 6/30/2004+++                            1,546,565
                NR*        NR*     10,000,000   Term, due 6/30/2006+++                                            9,826,184
                                                                                                             --------------
                                                                                                                 25,487,349

Industrial-     B+         B2       2,400,000 Building One Services, 10.50% due 5/01/2009 (b)                     2,280,000
Consumer
Services--0.7%

Insurance--     B+         Ba3      2,475,000 Willis Corroon Corporation, 9% due 2/01/2009                        2,561,625
0.8%

Leasing &                                     National Equipment Services:
Rental          B          Caa1     1,000,000   10% due 11/30/2004                                                  860,000
Services--      B          Caa1       500,000   10% due 11/30/2004                                                  430,000
0.5%            CCC        Ca         500,000 Neff Corp., 10.25% due 6/01/2008                                      310,000
                                                                                                             --------------
                                                                                                                  1,600,000


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Manufacturing   B          BB     $ 2,333,029 Blount Inc., Term B, due 6/30/2006+++                          $    2,053,066
--1.9%          CCC+       Caa2     1,932,000 Fairfield Manufacturing Company Inc., 9.625% due
                                              10/15/2008                                                          1,139,880
                NR*        C        1,250,000 Russell-Stanley Holding Inc., 10.875% due 2/15/2009 (e)               137,500
                BB-        Ba3      2,930,600 Terex Corp., Term B, due 3/06/2005+++                               2,936,093
                                                                                                             --------------
                                                                                                                  6,266,539

Medical                                       Alaris Medical Systems, Inc.:+++
Equipment--     B          B2       1,119,130   Term B, due 11/01/2003                                            1,096,747
2.0%            B          B2       1,121,021   Term C, due 11/01/2004                                            1,098,600
                B          B2       1,056,131   Term D, due 5/01/2005                                             1,035,008
                NR*        NR*      4,088,492 Mediq Inc., Term, due 6/13/2006+++                                  3,393,449
                                                                                                             --------------
                                                                                                                  6,623,804

Metals &        B-         B3         850,000 Bayou Steel Corp., 9.50% due 5/15/2008                                510,000
Mining--                                      Ispat International N.V.:+++
1.9%            BB-        B2       1,794,500   Term B, due 7/15/2005                                             1,459,526
                BB-        B2       1,794,500   Term C, due 7/15/2006                                             1,459,526
                B          B3         875,000 Pen Holdings Inc., 9.875% due 6/15/2008                               682,500
                B+         B1       2,000,000 Russel Metals Inc., 10% due 6/01/2009                               2,050,000
                NR*        NR*      6,000,000 Wheeling-Pittsburg Steel Corp., Term, due
                                              11/15/2006+++ (e)                                                      90,000
                                                                                                             --------------
                                                                                                                  6,251,552

Online          D          NR*      1,150,000 PSINet Inc., 11% due 8/01/2009 (e)                                     80,500
Services--
0.0%

Packaging--     CCC        Ca       4,000,000 Spinnaker Industries Inc., 10.75% due 10/15/2006 (b)(e)               200,000
0.1%

Paper--3.4%                                   Stone Container Corp.:+++
                B+         Ba3      4,523,941   Term F, due 12/31/2005                                            4,538,078
                B+         Ba3      3,574,571   Term G, due 12/31/2006                                            3,580,379
                B+         Ba3      3,055,259   Term H, due 12/31/2006                                            3,060,224
                                                                                                             --------------
                                                                                                                 11,178,681

Petroleum       B+         B2       5,000,000 Giant Industries, Inc., 9% due 9/01/2007 (b)                        4,718,750
Refineries--    NR*        Ba3      3,444,790 Premcor Inc., Term, due 11/15/2004+++                               2,622,346
3.1%            BB-        B1       2,000,000 Tesoro Petroleum Corp., 9% due 7/01/2008                            1,920,000
                B-         B3       1,250,000 United Refining Co., 10.75% due 6/15/2007                             975,000
                                                                                                             --------------
                                                                                                                 10,236,096

Printing &                                    Can West Media Inc.:
Publishing--    B          B2         400,000   10.625% due 5/15/2011 (b)                                           412,000
1.5%            BB-        Ba3      1,837,203   Term B, due 11/15/2008+++                                         1,850,063
                BB-        Ba3      1,147,797   Term C, due 11/15/2009+++                                         1,155,832
                B-         B3       1,500,000 T/SF Communications Corp., 10.375% due 11/01/2007                   1,447,500
                                                                                                             --------------
                                                                                                                  4,865,395

Property        CCC+       Caa1       600,000 Corrections Corporation of America, 12% due 6/01/2006                 538,500
Management--    NR*        Ba3      2,970,000 NRT Incorporated, Term, due 7/31/2004+++                            2,915,551
1.1%                                                                                                         --------------
                                                                                                                  3,454,051


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Restaurants--                                 Domino Pizza, Inc.:+++
0.5%            NR*        B1     $   864,434   Term B, due 12/21/2006                                       $      872,403
                NR*        B1         866,703   Term C, due 12/21/2007                                              874,693
                                                                                                             --------------
                                                                                                                  1,747,096

Retail &                                      SDM Corporation:+++
Retail          BB         Ba3      1,454,934   Term C, due 2/04/2008                                             1,464,483
Specialty--     BB         Ba3      1,454,934   Term E, due 2/04/2009                                             1,464,483
0.9%                                                                                                         --------------
                                                                                                                  2,928,966

Satellite       NR*        B1       2,425,000 Satelites Mexicanos SA, 8.21% due 6/30/2004 (b)(h)                  2,267,375
Telecommuni-
cations
Distribution
Systems--0.7%

Shipping--      BB-        Ba3      4,000,000 Eletson Holdings, Inc., 9.25% due 11/15/2003                        4,000,000
1.2%

Textile Mill    CCC+       Ca       3,000,000 Galey & Lord, Inc., 9.125% due 3/01/2008                            1,260,000
Products--      NR*        NR*        900,000 Globe Manufacturing Corp., 10% due 8/01/2008 (e)                           90
0.6%            CCC+       Ca       2,050,000 Westpoint Stevens Inc., 7.875% due 6/15/2008 (f)                      768,750
                                                                                                             --------------
                                                                                                                  2,028,840

Tower           BB         B1       4,000,000 American Tower, Term B, due 12/30/2007+++                           3,955,000
Construction &                                Crown Castle International Corporation:
Leasing--3.0%   B          B3         500,000   9% due 5/15/2011                                                    452,500
                B          B3       1,875,000   9.375% due 8/01/2011                                              1,710,937
                B          B3       3,000,000   9.50% due 8/01/2011                                               2,737,500
                BB-        Ba3      1,000,000   Term B, due 3/31/2008+++                                            998,187
                                                                                                             --------------
                                                                                                                  9,854,124

Transportation  B          NR*      2,000,000 Autopistas del Sol SA, 10.25% due 8/01/2009 (b)                     1,180,000
Services--0.9%  B-         B3       2,000,000 North American Van Lines, 13.375% due 12/01/2009                    1,840,000
                NR*        NR*        556,651 Trism, Inc., 12% due 2/15/2005 (e)                                     16,700
                                                                                                             --------------
                                                                                                                  3,036,700

Utilities--     B+         Ba2      4,500,000 AES Corporation, 8.50% due 11/01/2007                               4,218,750
5.8%            NR*        NR*      3,750,000 AES EDC Funding, Term, due 10/06/2003+++                            3,736,522
                BB         Ba1      1,804,615 AES Texas Funding II, Term, due 3/31/2002+++                        1,800,950
                BB-        Ba2      4,000,000 Mission Energy Holdings, 13.50% due 7/15/2008                       4,160,000
                                              Mission Energy Holding Co.:+++
                NR*        NR*      1,298,701   Term A, due 7/02/2006                                             1,290,584
                NR*        NR*      3,701,299   Term B, due 7/02/2006                                             3,678,166
                                                                                                             --------------
                                                                                                                 18,884,972


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (continued)
                S&P      MOODY'S       FACE
INDUSTRIES    RATINGS    RATINGS      AMOUNT          CORPORATE DEBT OBLIGATIONS                                    VALUE
Waste                                         Allied Waste:+++
Management--    BB         Ba3    $ 1,969,954   Term B, due 6/30/2006                                        $    1,965,722
2.5%            BB         Ba3      2,363,945   Term C, due 6/30/2007                                             2,358,680
                B+         B2       3,000,000 Allied Waste North America, 10% due 8/01/2009                       3,135,000
                NR*        NR*      1,350,000 Safety-Kleen Corporation, 9.25% due 5/15/2009 (e)                         135
                B          B3         575,000 Stericycle Inc., 12.375% due 11/15/2009                               626,750
                                                                                                             --------------
                                                                                                                  8,086,287

Wired           BBB-       Ba1      2,200,000 Global Cross, Term B, due 6/30/2006+++                              1,988,501
Telecommuni-
cations--                                     McLeodUSA Incorporated:
5.0%            CCC+       B3       2,850,000   8.375% due 3/15/2008                                              1,254,000
                CCC+       B3       3,375,000   11.50% due 5/01/2009                                              1,771,875
                                              Nextlink Communications Inc.:
                CCC        Caa1     1,500,000   9% due 3/15/2008                                                    480,000
                CCC        Caa1     1,500,000   ++0%/12.25% due 6/01/2009                                           240,000
                NR*        NR*      2,323,483 Pacific Crossing, Term B, due 7/28/2006+++                          2,125,987
                D          Caa2     3,333,333 Teligent Inc., Term, due 7/01/2002+++ (e)                             406,667
                B-         B2       2,500,000 Time Warner Telecom Inc., 10.125% due 2/01/2011                     2,250,000
                B-         B3         500,000 Versatel Telecom BV, 11.875% due 7/15/2009 (b)                        150,000
                NR*        Caa2     3,500,000 WCI Capital, Term, due 12/31/2002+++                                3,491,250
                                              Williams Communications Group Inc.:
                CCC        Caa1     2,250,000   10.70% due 10/01/2007                                             1,023,750
                CCC+       Caa1     2,500,000   10.875% due 10/01/2009                                            1,137,500
                                              Worldwide Fiber Inc.: (e)
                D          Ca       1,500,000   12.50% due 12/15/2005                                                15,000
                D          Ca         500,000   12% due 8/01/2009                                                     5,000
                                                                                                             --------------
                                                                                                                 16,339,530

Wireless        B-         B3       1,650,000 ++Microcell Telecommunications, 0%/12.00% due 6/01/2009               693,000
Telecommuni-                                  Nextel Communications Inc.:
cations--       B          B1       8,000,000   9.50% due 2/01/2011                                               6,100,000
7.6%            BB-        Ba2      2,500,000   Term B, due 6/30/2008+++                                          2,317,745
                BB-        Ba2      2,500,000   Term C, due 12/31/2008+++                                         2,317,745
                BB-        Ba2      6,272,500   Term D, due 3/31/2009+++                                          5,710,591
                B+         B2       1,000,000 ++PTC International Finance BV, 0/10.75% due 7/01/2007                780,000
                B+         B2         750,000 PTC International Finance II SA, 11.25% due 12/01/2009                731,250
                NR*        B2       5,000,000 Telecorp PCS, Inc., Term B, due 1/15/2008+++                        4,881,250
                C          Ca       2,000,000 ++Telesystem International Wireless Inc., 0/13.25%
                                              due 6/30/2007 (e)                                                     620,000
                B-         Baa1       575,000 VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009                661,250
                                                                                                             --------------
                                                                                                                 24,812,831

                                              Total Investments in Corporate Debt Obligations
                                              (Cost--$515,265,710)--132.5%                                      433,144,502


Senior High Income Portfolio, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (cocluded)
                                      SHARES
INDUSTRIES                             HELD               EQUITY INVESTMENTS                                        VALUE
Cable Television Services--0.0%       615,733 Supercanal Holdings SA (Warrants)(a)                           $            6

Energy--0.3%                           39,013 Forest Oil Corporation (e)                                          1,032,284

Financial Services--0.0%                1,500 Olympic Financial Limited (Warrants)(a)                                    15

Gaming--0.1%                           27,112 Peninsula Gaming LLC (Warrants)(a)                                    162,670

Medical Equipment--0.0%                10,284 Mediq Inc. (Preferred Stock)                                                0

Metals & Mining--0.0%                  18,279 Geneva Steel Holdings Corp. (e)                                         6,032
                                        5,732 Geneva Steel Holdings Corp. (Rights)(e)(g)                                  0
                                                                                                             --------------
                                                                                                                      6,032

Printing & Publishing--0.8%           150,000 NewsCorp Overseas Ltd.                                              2,730,000

Transportation Services--0.0%          35,255 Trism, Inc. (e)                                                        10,576

Wired Telecommunications--0.1%          2,000 Metronet Communications (Warrants)(a)(b)                              200,294

Wireless Telecommunications--0.0%       3,000 McCaw International Ltd. (Warrants)(a)(b)                              60,000

                                              Total Equity Investments (Cost--$4,838,971)--1.3%                   4,201,877


                                       Face
                                      Amount            Short-Term Investments
Commercial Paper**--2.5%          $ 8,236,000 General Motors Acceptance Corp., 3.69% due 9/04/2001                8,236,000

                                              Total Short-Term Investments (Cost--$8,236,000)--2.5%               8,236,000

Total Investments (Cost--$528,340,681)--136.3%
                                                                                                                445,582,379
Liabilities in Excess of Other Assets--(36.3%)
                                                                                                              (118,668,676)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  326,913,703
                                                                                                             ==============

*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Represents a zero coupon or step bond; a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
+++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 55.5% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,965,000, representing 1.2% of net assets.

                               Acquisition
Issue                              Date         Cost        Value

PG&E National Energy Group,
   10.375% due 5/16/2011       5/17/2001    $2,961,257   $3,195,948
Westpoint Stevens Inc.,
   7.875% due 6/15/2008        6/03/1998     2,029,392      768,750
                                            ----------   ----------
Total                                       $4,990,649   $3,964,698
                                            ==========   ==========

(g)Each Equity Right entitles the Fund to purchase one share of New
Preferred Stock at a price of $10.80 per Equity Right.
(h)Floating rate note.
(i)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 2001
Assets:             Investments, at value (identified cost--$528,340,681)                                    $  445,582,379
                    Cash                                                                                             49,640
                    Interest receivable                                                                           9,125,399
                    Deferred facility fees                                                                            3,604
                    Prepaid expenses and other assets                                                                56,125
                                                                                                             --------------
                    Total assets                                                                                454,817,147
                                                                                                             --------------

Liabilities:        Loans                                                                                       127,200,000
                    Payables:
                      Interest on loans                                                  $      406,048
                      Investment adviser                                                        177,004
                      Commitment fees                                                            29,450             612,502
                                                                                         --------------
                    Deferred income                                                                                  25,720
                    Accrued expenses and other liabilities                                                           65,222
                                                                                                             --------------
                    Total liabilities                                                                           127,903,444
                                                                                                             --------------

Net Assets:         Net assets                                                                               $  326,913,703
                                                                                                             ==============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (54,199,217 shares issued and outstanding)                                    $    5,419,922
                    Paid-in capital in excess of par                                                            503,456,237
                    Undistributed investment income--net                                                          3,250,321
                    Accumulated realized capital losses on investments--net                                   (102,428,755)
                    Unrealized depreciation on investments--net                                                (82,784,022)
                                                                                                             --------------
                    Total capital--Equivalent to $6.03 net asset value per share of
                    Common Stock (market price--$6.08)                                                       $  326,913,703
                                                                                                             ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                   For the Six Months Ended
                                                                                                            August 31, 2001
Investment          Interest                                                                                 $   24,478,103
Income:             Facility and other fees                                                                          71,119
                                                                                                             --------------
                    Total income                                                                                 24,549,222
                                                                                                             --------------

Expenses:           Loan interest expense                                                $    3,231,596
                    Investment advisory fees                                                  1,205,319
                    Borrowing costs                                                              86,235
                    Accounting services                                                          57,776
                    Transfer agent fees                                                          55,696
                    Professional fees                                                            52,717
                    Custodian fees                                                               25,159
                    Directors' fees and expenses                                                 21,411
                    Listing fees                                                                 21,252
                    Printing and shareholder reports                                             15,876
                    Pricing services                                                              8,323
                    Other                                                                         6,882
                                                                                         --------------
                    Total expenses                                                                                4,788,242
                                                                                                             --------------
                    Investment income--net                                                                       19,760,980
                                                                                                             --------------

Realized &          Realized loss on investments--net                                                          (32,567,446)
Unrealized          Change in unrealized depreciation on investments--net                                           277,730
Gain (Loss) on                                                                                               --------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                     $ (12,528,736)
                                                                                                             ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                            August 31,         February 28,
Increase (Decrease) in Net Assets:                                                             2001                2001
Operations:         Investment income--net                                               $   19,760,980      $   44,375,475
                    Realized loss on investments--net                                      (32,567,446)        (19,006,056)
                    Change in unrealized depreciation on investments--net                       277,730        (29,213,747)
                                                                                         --------------      --------------
                    Net decrease in net assets resulting from operations                   (12,528,736)         (3,844,328)
                                                                                         --------------      --------------

Dividends to        Dividends to shareholders from investment income--net                  (19,520,051)        (45,300,420)
Shareholders:                                                                            --------------      --------------

Capital Share       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                 1,617,685             445,039
                                                                                         --------------      --------------
                    Net increase in net assets resulting from capital share
                    transactions                                                              1,617,685             445,039
                                                                                         --------------      --------------

Net Assets:         Total decreasein net assets                                            (30,431,102)        (48,699,709)
                    Beginning of period                                                     357,344,805         406,044,514
                                                                                         --------------      --------------
                    End of period*                                                       $  326,913,703      $  357,344,805
                                                                                         ==============      ==============

                    *Undistributed investment income--net                                $    3,250,321      $    3,009,392
                                                                                         ==============      ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                   For the Six Months Ended
                                                                                                            August 31, 2001
Cash Provided by    Net decrease in net assets resulting from operations                                     $ (12,528,736)
Operating           Adjustments to reconcile net decrease in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                       345,532
                      Decrease in other assets                                                                      207,045
                      Decrease in other liabilities                                                               (560,694)
                      Realized and unrealized loss on investments--net                                           32,289,716
                      Amortization of premium and discount--net                                                 (1,719,229)
                                                                                                             --------------
                    Net cash provided by operating activities                                                    18,033,634
                                                                                                             --------------

Cash Provided by    Proceeds from sales of long-term investments                                                136,158,064
Investing           Purchases of long-term investments                                                        (115,741,963)
Activities:         Purchases of short-term investments                                                       (273,808,729)
                    Proceeds from sales and maturities of short-term investments                                267,311,000
                                                                                                             --------------
                    Net cash provided by investing activities                                                    13,918,372
                                                                                                             --------------

Cash Used for       Cash receipts of borrowings                                                                  60,100,000
Financing           Cash payments on borrowings                                                                (74,100,000)
Activities:         Dividends paid to shareholders                                                             (17,902,366)
                                                                                                             --------------
                    Net cash used for financing activities                                                     (31,902,366)
                                                                                                             --------------

Cash:               Net increase in cash                                                                             49,640
                    Cash at beginning of period                                                                           0
                                                                                                             --------------
                    Cash at end of period                                                                    $       49,640
                                                                                                             ==============

Cash Flow           Cash paid for interest                                                                   $    3,425,143
Information:                                                                                                 ==============

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios                        For the      For the      For the
have been derived from information provided                   Six Months      Year         Year               For the
in the financial statements.                                    Ended        Ended        Ended              Year Ended
                                                              August 31,    Feb. 28,     Feb. 29,           February 28,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share           Net asset value, beginning of period      $    6.63     $   7.54     $   8.40     $   9.37     $   9.22
Operating                                                     ---------     --------     --------     --------     --------
Performance:        Investment income--net++                        .37          .82          .88          .87          .92
                    Realized and unrealized gain (loss)
                    on investments--net                           (.61)        (.89)        (.86)        (.95)          .14
                                                              ---------     --------     --------     --------     --------
                    Total from investment operations              (.24)        (.07)          .02        (.08)         1.06
                                                              ---------     --------     --------     --------     --------
                    Less dividends from investment
                    income--net                                   (.36)        (.84)        (.88)        (.89)        (.91)
                                                              ---------     --------     --------     --------     --------
                    Net asset value, end of period            $    6.03     $   6.63     $   7.54     $   8.40     $   9.37
                                                              =========     ========     ========     ========     ========
                    Market price per share, end of period     $    6.08     $   6.64     $ 6.5625     $  8.125     $ 10.125
                                                              =========     ========     ========     ========     ========

Total Investment    Based on net asset value per share       (3.57%)+++         .28%        1.11%       (.87%)       11.95%
Return:**                                                     =========     ========     ========     ========     ========
                    Based on market price per share          (2.92%)+++       15.39%      (9.02%)     (11.26%)       17.41%
                                                              =========     ========     ========     ========     ========

Ratios to Average   Expenses, excluding interest expense       (3.57%)*         .90%         .98%         .90%         .83%
Net Assets:                                                   =========     ========     ========     ========     ========
                    Expenses                                     2.75%*        3.59%        3.45%        2.99%        2.66%
                                                              =========     ========     ========     ========     ========
                    Investment income--net                      11.35%*       11.92%       11.73%        9.87%        9.98%
                                                              =========     ========     ========     ========     ========

Leverage:           Amount of borrowings (in thousands)       $ 127,200     $141,200     $127,000     $199,000     $181,200
                                                              =========     ========     ========     ========     ========
                    Average amount of borrowings
                    outstanding during the period
                    (in thousands)                            $ 132,135     $146,163     $175,899     $174,240     $149,166
                                                              =========     ========     ========     ========     ========
                    Average amount of borrowings
                    outstanding per share during the
                    period                                    $    2.45     $   2.71     $   3.26     $   3.26     $   2.85
                                                              =========     ========     ========     ========     ========


Supplemental        Net assets, end of period
Data:               (in thousands)                            $ 326,914     $357,345     $406,045     $452,559     $496,477
                                                              =========     ========     ========     ========     ========
                    Portfolio turnover                           23.92%       30.15%       46.11%       68.52%       58.60%
                                                              =========     ========     ========     ========     ========

*Annualized.
**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Senior High Income Portfolio, Inc., August 31, 2001


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2001, the Fund reimbursed FAM
$4,527 for certain accounting services.

During the six months ended August 31, 2001, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of
Merrill Lynch, Pierce, Fenner & Smith Incorporated, $61 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2001 were $110,605,528 and $134,945,146, respectively.

Net realized losses for the six months ended August 31, 2001 and net unrealized losses as of August 31, 2001 were as follows:

                                     Realized        Unrealized
                                      Losses           Losses

Long-term investments            $(32,567,446)    $(82,758,302)
Unfunded corporate loans.                   --         (25,720)
                                 -------------    -------------
Total                            $(32,567,446)    $(82,784,022)
                                 =============    =============


Senior High Income Portfolio, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $82,758,302, of which $3,999,629 related to appreciated securities and $86,757,931 related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $528,340,681.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended
August 31, 2001 and during the year ended February 28, 2001 increased by 261,958 and 67,125, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of August 31, 2001, the Fund had unfunded loan commitments of $5,930,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                     $  465
Dal Tile International, Inc.           $2,090
Metro-Goldwyn-Mayer Studios Inc.       $3,375


6. Short-Term Borrowings
On June 1, 2001, the Fund renewed its $190,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes.

For the six months ended August 31, 2001 the average amount borrowed was approximately $132,135,000 and the daily weighted average interest rate was 4.77%.


7. Capital Loss Carryforward:
At February 28, 2001, the Fund had a net capital loss carryforward of approximately $62,586,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005, $4,283,000 expires in 2007, $12,755,000 expires in 2008 and $25,659,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On September 6, 2001, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.059047 per share, payable on September 28, 2001 to shareholders of record as of September 18, 2001.


Senior High Income Portfolio, Inc., August 31, 2001


PORTFOLIO PROFILE (unaudited)

AS OF AUGUST 31, 2001

                                                       Percent of
Ten Largest Holdings                                  Total Assets

Muzak, Term B, 7.76% due 12/31/2006                        2.3%

Wyndham International Inc. Term, 7.875% due 6/30/2006      2.2

Tembec Finance Corporation, 9.875% due 9/30/2005           1.4

Nextel Communications, Inc., 9.50% due 2/01/2011           1.3

US Industries Inc., 7.125% due 10/15/2003                  1.3

Extended Stay America, 9.15% due 3/15/2008                 1.3

Nextel Communications, Inc., Term D, due 3/31/2009         1.3

Charter Communications Holdings, 10% due 4/01/2009         1.1

Boyd Gaming Corporation, 9.25% due 8/01/2009               1.1

Century Cable LLC, Term, due 6/30/2009                     1.1


                                                       Percent of
Five Largest Industries                               Total Assets

Cable Television Services                                 11.6%

Gaming                                                     8.3

Hotels & Motels                                            5.6

Wireless Telecommunications                                5.5

Energy                                                     5.2


                                                       Percent of
Quality Ratings                                        Long-Term
S&P/Moody's                                           Investments

BBB/Baa                                                    1.9%

BB/Ba                                                     33.1

B/B                                                       43.6

CCC/Caa                                                    5.9

CC/Ca                                                      0.3

C/C                                                        0.2

D/D                                                        0.6

NR (Not Rated)                                            14.4


                                                       Percent of
Breakdown of Investments                               Long-Term
by Country                                            Investments

United States                                             90.1%

Canada                                                     5.2

United Kingdom                                             1.1

Greece                                                     0.9

Kyrguzstan                                                 0.6

Mexico                                                     0.5

Bermuda                                                    0.4

Argentina                                                  0.4

Poland                                                     0.3

Netherlands                                                0.3

Cayman Islands                                             0.2



Senior High Income Portfolio, Inc., August 31, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286


NYSE Symbol
ARK